UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2011

Manhattan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1110
New York, New York 10005
(Address of principal executive offices) (Zip Code)

(212) 582-3950
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

Manhattan Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”) on May 20, 2011.   A total of 101,144,510 shares of the Company’s common stock, which represented 77.92% of the total shares of common shares outstanding and entitled to vote, were present in person or represented by proxies at the Meeting.  The stockholders voted on and approved the following proposals at the Meeting:

(i)           The stockholders authorized the Company’s Board of Directors (the “Board”), at its discretion, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock within the range of 1 for 25 and 1 for 50, inclusive, without further approval or authorization of our stockholders if the Board determines in the future that such a reverse stock split is in the best interest of the stockholders.  The number of votes “for” and “against” with regard to this proposal, as well as the number of “abstentions” and “broker non votes”, is as follows:

For: 90,406,749   Against: 10,253,907   Abstentions: 483,854   Broker non votes: 0

(ii)           The stockholders elected six directors to serve until the next annual meeting of stockholders.  The following is a list of the directors elected at the Meeting with the number of votes “for” and votes “withheld” with regard to this proposal, as well as the number of “abstentions” and “broker non votes”:

Nominee	For	Withheld	Abstentions/Broker Non Votes
Douglas Abel	59,508,240	1,252,444	40,383,826
Neil Herskowitz	59,496,178	1,264,506	40,383,826
Michael McGuinness	59,541,612	1,219,072	40,383,826
Timothy McInerney	59,544,612	1,216,072	40,383,826
Richard Steinhart	59,646,580	1,114,104	40,383,826
David Shimko	59,667,580	1,093,104	40,383,826

(iii)           The stockholders authorized the Board, at its discretion, to amend the Company’s 2003 Stock Option Plan to increase the number of shares available for issuance thereunder from 15,000,000 to an amount, after taking into consideration the effects of the reverse stock split, that is 10% of the shares of the Company’s common stock outstanding.  The number of votes “for” and “against” with regard to this proposal, as well as the number of “abstentions” and “broker non votes”, is as follows:

For: 58,104,484   Against: 2,245,187   Abstentions: 411,013   Broker non votes: 40,383,826

(iv)           The stockholders ratified the appointment of J.H. Cohn LLP as our independent registered public accounting firm for fiscal 2011.  The number of votes “for” and “against” with regard to this proposal, as well as the number of “abstentions” and “broker non votes”, is as follows:

For: 99,280,542   Against: 759,912   Abstentions: 1,104,056   Broker non votes: 0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.

Date: May 24, 2011	By:	/s/ Michael G. McGuinness
Michael G. McGuinness
Chief Operating and Financial Officer